UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018

Parkview Capital Credit, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55411	47-2441958
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

Two Post Oak Center 1980 Post Oak Boulevard, 15th Floor Houston, Texas 77056
(Address of principal executive offices)

(713) 622-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 20, 2018, the board of directors (the “Board”) of Parkview Capital Credit, Inc. (the “Company”) nominated for re-election each of Keith W. Smith and Stephan Parico as Class Three directors of the Company to serve a three-year term expiring at the 2021 annual meeting of stockholders (the “Class Three Directors”). On April 30, 2018, the Company received unanimous consent from its stockholders of record as of April 12, 2018 to elect Messrs. Smith and Parico as Class Three Directors of the Company to serve three-year terms expiring at the 2021 annual meeting of stockholders.

On April 30, 2018, the Company filed a definitive information statement with the Securities and Exchange Commission pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended. The Class Three Directors’ term of office commenced on May 21, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVIEW CAPITAL CREDIT, INC.

Dated: May 21, 2018	By:	/s/ Keith W. Smith
	Name:	Keith W. Smith
	Title:	President and Chief Executive Officer

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